UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

14 January 2019

Date of Report (Date of Earliest event reported)

DLT Resolution Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-148546	20-8248213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd, Ste 400-32132 Las Vegas NV 89118

(Address of principal executive offices) (Zip Code)

1 (702) 796-6363

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 14, 2019 DLT Resolution Inc. (”The Company”) sold 70 of the 80 shares it purchased in A.J.D. Data Services Ltd. on January 21, 2018. On closing The Company received a $450,000 3 year note with monthly payments throughout the term of the note. The Company will continue to hold a 10% interest in AJD Data.

Acquisition of A.J.D Data Services Inc. On January 21, 2018 The Company purchased the 80 shares from Andrew and Peter Darbyson as detailed in the Form 8-K filed with the SEC on January 26, 2018.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 24, 2019, Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah resigned as its independent registered accounting firm and on January 24, 2019 the Company engaged AJSH & Co. as its new independent registered accounting firm.

Since the appointment of Heaton & Company as our independent registered accounting firm through present, which included the audit of our financial statements for the year ended December 31, 2017, there were (i) no disagreements between the Company and Heaton & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Heaton & Company, would have caused Heaton & Company to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Heaton and Company with a copy of this Form 8-K and requested that Heaton & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Heaton & Company agrees with the above statements. A copy of such letter, dated January 29, 2019, is attached as Exhibit 16.1.

During year ended December 31, 2017, and in the subsequent interim period through to present, the Company has not consulted with AJSH & Co regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Heaton & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Disclaimer: This filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These forward-looking statements are based largely on the expectations or forecasts of future events, can be affected by inaccurate assumptions, and are subject to various business risks and known and unknown uncertainties, a number of which are beyond the control of management. Therefore, actual results could differ materially from the forward-looking statements contained in this press release. Additional information respecting the factors that could materially affect the Company and its operations are contained in its annual report on Form 10-K, Form 10-Q’s, 8-K’s and other periodic reporting as filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Heaton & Company dated January 29, 2019

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DLT Resolution Inc.

Date: January 29, 2019	By:	/s/ John S. Wilkes
	Name:	John S. Wilkes
	Title:	President and Chief Executive Officer

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